SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2002 (September 24, 2002)

American Healthways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19364	62-1117144

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3841 Green Hills Village Drive Nashville, Tennessee	37215

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (615) 665-1122

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.
SIGNATURE
Exhibit Index
PRESS RELEASE

Item 9.  Regulation FD Disclosure.

         A press release issued by American Healthways, Inc. on September 24, 2002 is attached hereto as Exhibit 99.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

American Healthways, Inc.

	By:	/s/ Mary Chaput

	Name: Title:	Mary Chaput Chief Financial Officer

Date: September 25, 2002

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Exhibit Index

Exhibit No.	Description

99	Press Release dated September 24, 2002.

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